UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2008

SMART MODULAR TECHNOLOGIES (WWH), INC.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands
(State or Other Jurisdiction of Incorporation)

333-127442		20-2509518
(Commission File Number)		(IRS Employer Identification No.)

4211 Starboard Drive Fremont, CA		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 623-1231

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

On May 20, 2008, SMART Modular Technologies (WWH), Inc. ("SMART") issued a press release announcing its updated guidance regarding its results of operations for the fiscal quarter ended May 30, 2008. A copy of the press release is attached as Exhibit 99 to this report.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnish pursuant to Item 2.02 and Item 7.01 of this Form 8-K.  Consequently, it is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description
99	Press release, dated May 20, 2008

SIGNATURES

The Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART MODULAR TECHNOLOGIES (WWH), INC.
Date:	May 20, 2008	By:	/s/ iain mackenzie
			Name:	Iain MacKenzie
			Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press release, dated May 20, 2008